                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Data of earliest event reported)

                                  June 1, 1996

                        FIRST SIERRA RECEIVABLES II, INC.
                       ----------------------------------
             (exact name of Registrant as specified in its charter)



            Delaware                 33-988288                 76-0543174
------------------------------    ---------------           ------------------
(State or Other Jurisdiction of   (Commission File            (IRS Employer
         Incorporation)                Number)              Identification No.


Suite 7050
600 Travis Street
Houston, TX                                                      77002
-----------                                                    ---------
(Address of Principal Executive)                               (Zip Code)


     Registrant's telephone number, including area code:      713-221-8822

Item 1.           Business

The Registrant is a wholly-owned subsidiary of First Sierra Financial, Inc. formed solely for the purpose of acquiring from First Sierra Financial, Inc. certain leases (the "Leases") and interests in equipment underlying the leases (together the "Receivables") and securitizing the Receivables through the issuance of Certificates. As a bankruptcy remote entity, the Registrant's operations are restricted so that (a) it does not engage in business with, or incur liabilities to, any other entity which may bring bankruptcy proceedings against the Registrant and (b) the risk is diminished that it will be consolidated into the bankruptcy proceedings of any other entity. The Registrant has no other assets except the Receivables and proceeds thereof.

Item 2.           Acquisition or Disposition of Assets

         None

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

         1.1 Servicing Reports for the collection periods ending in June 1, 1996.

Item 1.           Business

The Registrant is a wholly-owned subsidiary of First Sierra Financial, Inc. formed solely for the purpose of acquiring from First Sierra Financial, Inc. certain leases (the "Leases") and interests in equipment underlying the leases (together the "Receivables") and securitizing the Receivables through the issuance of Certificates. As a bankruptcy remote entity, the Registrant's operations are restricted so that (a) it does not engage in business with, or incur liabilities to, any other entity which may bring bankruptcy proceedings against the Registrant and (b) the risk is diminished that it will be consolidated into the bankruptcy proceedings of any other entity. The Registrant has no other assets except the Receivables and proceeds thereof.

Item 2.           Acquisition or Disposition of Assets

         None

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

         1.1 Servicing Reports for the collection periods ending in June 1, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       First Sierra Receivables II, Inc.


                                       By: /s/ E. R. GEBHART
                                          ------------------------------
                                       Name:    E. R. Gebhart
                                       Title:   Vice President

                               INDEX TO EXHIBITS


Exhibits
 1.1 Servicing Reports for the collection periods ending in June 1, 1996.